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                                                                 EXHIBIT 23.01


                      CONSENT OF INDEPENDENT ACCOUNTANTS


   We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-82640, 333-87247, 333-87171 and 333-75909) and
Form S-8 (Nos. 333-72528, 333-48428, 333-87567, 333-87943, 033-35318, 333-44893,
333-44895, 033-64779, 033-35225, 333-58759, 333-100882, 333-100881, 333-100880,
333-100879, 333-37796, 333-37797 and 333-35318) of Netegrity, Inc. of our
reports dated January 25, 2001, relating to the financial statements and financial statement schedule, which appear in this Form 10-K.


                                          PricewaterhouseCoopers LLP

Boston, Massachusetts
February 10, 2003